UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

CAO Retirement

On August 19, 2022, Richard W. Loving, Senior Vice President and Chief Administrative Officer (“CAO”) of BWX Technologies, Inc. (“BWXT” or the “Company”), provided notice of his decision to retire from the Company. Mr. Loving will continue in his role as Senior Vice President and CAO through August 29, 2022, after which he will serve as Special Advisor to the Chief Executive Officer (“CEO”) to assist with the transition of the CAO role until his retirement from the Company on March 31, 2023 (“Retirement Date”).

The Company and Mr. Loving entered into a Transition Agreement (“Agreement”) on August 19, 2022, which provides that Mr. Loving will (i) continue to receive his current salary in his role as Special Advisor to the CEO through the Retirement Date; (ii) participate in the Company’s annual incentive compensation plan through December 31, 2022; (iii) not participate in the 2023 annual or long-term incentive plans; (iv) receive a cash retention bonus of $485,000 on the Retirement Date, provided that he executes and does not revoke a release of claims against the Company and that he remains employed with the Company through the Retirement Date; and (v) continued participation in certain of our employee benefit plans (subject to the terms and conditions of such plans). Equity awards previously granted to Mr. Loving will continue to vest, subject to the terms set forth in the respective award agreements.

Item 7.01	Regulation FD Disclosure
Effective August 29, 2022, the Company’s Board of Directors (“Board”) unanimously appointed Robert Duffy, 55, to succeed Mr. Loving as the Company’s Senior Vice President and CAO as part of the Company’s normal succession planning process. A copy of the press release issued by the Company announcing the CAO transition is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section. Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 22, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Thomas E. McCabe
Thomas E. McCabe
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

August 22, 2022